UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2021

BYRNA TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-132456	71-1050654
(Commission File Number)	(IRS Employer Identification No.)

100 Burtt Road, Suite 115
Andover, MA 01810
(Address and Zip Code of principal executive offices)

(978) 868-5011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value	BYRN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 30, 2021 the board of directors (the “Board”) of Byrna Technologies Inc. (the “Company”) has accepted the retirement from the Board of Directors of Paul Jensen.

On December 2, 2021 the Board appointed Leonard Elmore (“Mr. Elmore”) as a director and member of the Board’s Nominating and Governance on the Committee, filling vacancies left by Mr. Jensen. The Board has determined that Mr. Elmore is independent for purposes of serving on the Board under the applicable rules of the Securities and Exchange Commission (the “SEC”) and the Nasdaq Marketplace. There are no arrangements or understandings between Mr. Elmore and any other persons, pursuant to which such director was selected as a director.

Mr. Elmore is a retired attorney with over 25 years of experience, an experienced business leader, current television sports personality and educator whose professional experience includes a long athletic career, working at several law firms as well as business and public interest endeavors. Currently, Mr. Elmore is a Director on the Board of 1800Flowers.com, an online and telephonic gift and flower retailer. He began his service for 1800Flowers.com in October 2002. From February 2007 until February of 2020, Mr. Elmore served as a Director on the Board of Directors of Lee Enterprises, Inc., a newspaper publishing company. He currently chairs the Nominating Committee and Corporate Governance Committee for the 1800Flowers.com Board of Directors and served on the Audit Committee for Lee Enterprises. Since August 2018, Mr. Elmore has served as Senior Lecturer in Discipline at the Columbia University School of Professional Studies Sports Management Program. Among his classes taught are Leadership and Management in the Business of Sports and Athlete Activism for Social Justice.

Mr. Elmore will receive compensation as an outside director of the Company under the director compensation policies adopted by the Board from time to time. The Company also entered into an indemnification agreement with Mr. Elmore in connection with his appointment to the Board. The indemnification agreement is in substantially the same form as the form of indemnification agreement for the other directors of the Company that was filed as Exhibit 10.17 to the Company’s Amendment to Registration Statement on Form S-1, filed with the SEC on July 12, 2021. There are no transactions with Mr. Elmore that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYRNA TECHNOLOGIES INC.

Date: December 3, 2021	By:	/s/ Bryan Ganz
Name: Bryan Ganz Title: Chief Executive Officer